Filed Pursuant to Rule 497(e)
1933 Act File No. 333-215588
1940 Act File No. 811-23226
Supplement dated November 9, 2023
to the

Roundhill BIG Tech ETF (BIGT)
(the “Fund”)

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”),
each dated March 1, 2023, as supplemented

Effective immediately, the name of the Fund has been changed from “Roundhill BIG Tech ETF” to “Roundhill Magnificent Seven ETF”. Accordingly, all references to the Fund’s current name in the Prospectus, Summary Prospectus, SAI, and all other Fund-related materials, including the Fund’s website, are deleted and replaced with “Roundhill Magnificent Seven ETF”.

In connection with this change, effective upon the open of trading on November 9, 2023 (the “Effective Date”), the Fund’s ticker symbol will change from “BIGT” to “MAGS”. Accordingly, as of the Effective Date, all references to the Fund’s current ticker symbol in the Prospectus, Summary Prospectus, SAI, and all other Fund-related materials, including the Fund’s website, are deleted and replaced with “MAGS”.

No action is required by current shareholders of the Fund as a result of this change. In addition, the Fund’s name change and ticker symbol change are not currently expected to have any effect on its investment objective or strategy, and will not cause an increase in the Fund’s fees and expenses.

Please retain this Supplement with your Prospectus, Summary Prospectus, and SAI for future reference.